UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number [811-05037]

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2008

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

For the Six Months Ended

December 31, 2008

Portfolio 21
Message from
Portfolio 21’s
founders

Dear Friends,

We are writing this letter following the inauguration of Barack Obama as our president.  At this point, it’s still going to take a little time to adjust to reading quotes like, “We have no shortage of evidence that our world is facing a climate crisis,” from Secretary of State Hillary Clinton, who went on to attribute a large part of the problem to the burning of fossil fuels.  And from President Obama:  “Our goal is not to further burden the struggling American auto industry, but rather to make a major step toward addressing global warming by cleaning up the American transportation fleet.”  (Both quotes were taken from The New York Times, 1/26/09.)

At the most basic, pragmatic level, this is good news for investors in companies that “get it” about ecological limits.  It is highly likely that the next growth sectors will be infrastructure, renewable energy, and efficiency—all areas in which Portfolio 21 has invested our money.

At a deeper level, and in the midst of the dismal condition of the worldwide financial sector and the ripple effect of housing and other price drops, we would be wise to remember that old systems and paradigms must give way so that new ideas can emerge.  While the shapes and forms of the future are still very much in the making, we are witnessing an acceleration of motion toward something different.  From our perspective, this “something different” could be quite appealing.  At a minimum, we should not expect the same “business as usual” that we have seen over the past 25 years or so.

During that period we experienced a phenomenal elevation of all things financial—people and institutions—to the status of godlike entities, believed to be all-knowing and all-powerful.  It was not unusual to reference Wall Street as the home of the smartest people on the planet, and it came to be accepted that Wall Street drove the economy rather than humbly facilitating transactions between productive entities.  As the layers have been peeled back, there has been one shocking revelation after another of the magnitude of the hubris, greed, and deception that have been allowed to shape our policies and practices.

Luckily, there are counterbalancing indicators that allow us to project a different way of doing business.  Here are just three:

“I won.”
Obama did indeed win the election.  There was no doubt, no recount, no Supreme Court decision.  He won fair and square.  And he’s not afraid to point it out (reputedly, Obama responded to a Republican objection to the stimulus package with “I won.  So, I think on that one, I trump you.”).  We have a smart, articulate, forceful, charismatic man in the White House who appears secure and confident enough to stand up to unreasonable pressure when he needs to.  His agenda is consistent with ours in that he recognizes the critical threats of climate change and sees the opportunity for companies that actively engage in creative efforts to address the challenges of ecological limits.  He is open to hearing differing points of view and welcomes debate.  Whether we agree with his every word and every decision is less important than the fact that he embodies a truly significant shift in the power structure of our government.

“Google it.”
At our fingertips, we now have a huge portion of the knowledge and information compiled by human beings.  From YouTube to Wikipedia, Facebook to Twitter, we are united through technology.  Even in the poorest locales, access to the Internet is not unheard of.  It’s getting harder and harder to hide things from us!  If you are old enough to remember the days of party telephone lines, you know that there are no secrets in small communities.  Now that information can be shared in seconds with millions of people around the globe, we’re discovering that the whole world is actually a pretty small community.  Transparency is a good thing for investors and everyone.  It’s now harder for companies to hide behind the “corporate veil” and much easier for us to obtain information.  As Paul Hawken and others have said:  It is the people who are becoming the next superpower.

“Clinton Names Climate Envoy”
Imagine that.  Science and diplomacy working together.  The more we talk about climate change, the more real it becomes.  We firmly believe that information and knowledge are the first step toward meaningful resolution of problems.  We need to collectively move beyond ignorance, fear, greed, and denial to a place where we can think constructively and form workable agendas.  Companies that understand this are a step ahead.

Portfolio 21 is nearing its tenth anniversary.  Since 1999 we have been applying our environmental criteria to companies throughout the world.  During this time, we have witnessed an accelerating recognition of the severity of the ecological crisis and determination on the part of many companies to identify their most significant ecological risks and opportunities in order to form a foundation for long-term planning.  At the same time, we have been amazed at the number of companies ignoring this aspect of their businesses and seemingly blind to the realities of climate change and resource limitations.  As investors, we select our portfolio candidates from the first group, a group we believe are corporate leaders.

We’ve always maintained that a global equity fund focusing on the challenges and opportunities of environmental sustainability should be a core portfolio for savvy investors.  Our convictions are supported by our track record—we have exceeded our performance benchmark since inception (see our performance section) and have navigated through some of the most challenging times in our financial markets.  Now, with a new president, great public interest in transparency and openness, and an administrative commitment to tackle these large issues, we look to the future with –dare we say?—hope!

Sincerely,

Leslie Christian	Carsten Henningsen
Co-founder	Co-founder

Management’s Discussion of Fund Performance
for the period ending 12/31/08

Portfolio 21 has outperformed the MSCI World Equity Index over the past six months and over the longer term.

			Average Annual			Gross
	6	1	3	5	Since	Expense
	Month	Year	Years	Years	Inception	Ratio
Retail
Inception: 9/30/99	-28.91%	-35.52%	-3.98%	1.69%	1.60%	1.51%
Institutional
Inception: 3/30/07	-28.82%	-35.32%	N/A	N/A	N/A	1.21%
MSCI World
Equity Index	-33.52%	-40.33%	-7.61%	0.00%	-0.95%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-351-4115.  The Fund imposes a 2% redemption fee on shares held for less than 60 days.  Performance data quoted does not reflect the redemption fee.  If reflected, total return would be reduced.

Investors lost trillions of dollars over the past six months as U.S. stocks plunged to eleven-year lows.  Overseas markets suffered even worse declines, especially when returns are presented in U.S. dollar terms.  Equities may struggle to make headway this year as there won’t likely be a strong recovery until credit market conditions show real signs of improvement and forced selling abates.  2009 is expected to be a year of deep recession with falling earnings and dividends, and it is likely that all of the disappointments are not currently factored in.  The global economic downturn has been gathering speed in Asia, Europe, and the United States.  There is talk of a recovery in the second half of the year, but it is far from certain.  The pace of the slowdown in China and other developing economies has come as a surprise to economists.  Given that 2008 was the worst year for equities since the Great Depression, there is room for a rebound.  However, we should not expect a sustained bull market.

The International Monetary Fund increased its estimate of global losses from the financial meltdown to $1.4 trillion and warned that the world’s economic downturn was deepening.  A $700 billion financial rescue plan was put into action late in 2008, at least partially.  Furthermore, governments announced massive rescue efforts of major financial institutions, including Bear Stearns, Citigroup, Royal Bank of Scotland, and AIG.  The U.S. government also pledged to lend as much as $17.4 billion to domestic automakers, but remained wary about whether the money will make a lasting difference for the struggling industry.

While 2008 was characterized by government bailouts, 2009 will likely be distinguished by government stimulus.  President Obama’s economic stimulus plan is likely to top $789 billion.  Other nations have stimulus plans of their own in the works.  China announced a stimulus package that amounts to 14% of its gross domestic product and offers the prospect of significant investment in its public infrastructure.  The Federal Reserve and other major central banks around the world are slashing interest rates and flooding the system with cash in an attempt to contain the mushrooming financial crisis.

The financial crisis has diverted attention from looming ecological constraints.  Nonetheless, the world’s thirst for energy and natural resources will continue to strain the environment, even though demand growth has slowed recently.  While we have taken steps to attempt to preserve capital in the near term, we will continue to adhere to our strategy of investing in companies that we believe are better positioned to navigate the ecological crisis.  We are doing so in an effort to continue to post respectable performance returns over the long term.

Sector allocation had a positive impact on Portfolio 21 returns during the second half of 2008 as the fund was underweighted in the worst performing sector and exposure was increased in the better performing sectors.  The financial services sector was the worst performing sector during the past six months.  From the near collapse of Bear Stearns in March to the bankruptcy of Lehman Brothers in September, the past year saw the unthinkable take place in the financial services industry.  Loose credit and risk ignorance left most companies with significant bad-asset losses and in dire need of new capital.  The S&P 500 Financials Index lost more than half its value for the year.  The sector was down more than 35% in the fourth quarter alone and the outlook is not much brighter.  In 2008, financial companies mostly speculated about losses.  In 2009, they may feel more pain as they record actual losses.  Non-performing loans and loan net charge-offs may likely continue to rise into 2009 and 2010, while asset-quality weakness may spread into commercial real estate, credit cards, and some parts of commercial lending, such as loans to the auto and retailing industries.  The materials sector also declined precipitously in 2008 and during the fourth quarter on plummeting commodity prices and lower demand.  The S&P 500 Materials Index dropped 45% for the year and 30% for the quarter.  The healthcare and consumer staples sectors only lost mid-to-low-teen percentages over the past six months.

Geographic allocation was a drag on Portfolio 21 performance as the fund is overweighted in foreign currency denominated assets.  The flight from the dollar gathered momentum over the past six months, even as the U.S. economy slowed and the Federal Reserve slashed interest rates.  The U.S. dollar became a hot commodity in 2008 as investors unwound carry trades.  The yen was a major beneficiary as well.  Financial institutions, particularly foreign banks, extended their balance sheets by selling or borrowing cheap, liquid dollars to finance the purchase of other assets.  That spawned a big dollar-liability position, which forced these institutions to cut risk and de-lever, causing the dollar to climb.  Still, in the longer term, the U.S. government’s finances and America’s trade deficit are potential long-term threats to the dollar.

The euro could overtake the dollar in global importance in the next five years.  Since its launch on January 1, 1999, the euro has grown steadily in international importance, increasing its share of official foreign reserves and its role in capital markets.  The value of euro notes in circulation has also surpassed the value of dollar bills.  Yet, the dollar still accounts for twice as much foreign currency reserves held by foreign governments.  Investors could seek higher returns as the Treasury market is experiencing historically low yields.  Furthermore, all the cash flooding the U.S. could ultimately lead to rampant inflation and weaken the dollar.

Beyond market sectors and currencies, individual stock performance had a considerable impact on fund performance over the past six months:

National Grid owns, operates, and develops electricity and gas networks throughout the United Kingdom and in the northeastern U.S.  The company’s stock has risen over the past six months after increasing its dividend and calling its outlook for full-year earnings as “positive.”  National Grid recently acquired KeySpan Corp, doubling operations in the U.S. to become the country’s second biggest energy distributor.  The company also intends to be a supplier of energy management services and promotes energy efficiency and renewable energy use.  National Grid has demonstrated its commitment through increased investment in energy networks and a plan to install five megawatts of photovoltaics at company-owned sites in Massachusetts.

Natura Cosmeticos is a Brazil-based company that, together with its subsidiaries, is engaged in the manufacturing, distribution, and commercialization of cosmetic products.  While world stock markets declined precipitously, Natura actually had a positive return for the fourth quarter.  The stock’s defensive characteristics and Natura’s seemingly successful turnaround both contributed to its performance.  Besides stellar financial performance, the company scores very highly across the environmental spectrum, from its judicious use of raw materials through its continued reduction of packaging.

ProLogis is a self-administered and self-managed real estate investment trust (REIT) that operates a global network of real estate properties, primarily industrial distribution properties.  ProLogis had quite a roller coaster of a fourth quarter.  After being down over 90% for the quarter, the company made a strong comeback after announcing it was making efforts to shore up its balance sheet, reduce development risk, and regain investor confidence.  Despite its financial woes, ProLogis remains committed to its environmental initiatives.  In October, the company announced a second large rooftop solar installation as part of its plan for 25 million kilowatt-hours of renewable energy generation capacity by 2010.

Sharp manufactures consumer and industrial electronics.  Sharp’s common stock declined substantially over the past six months on slipping demand for flat-panel displays, one of the company’s key markets.  Sharp is also one of the world’s largest producers of solar cells.  We are hopeful for increases here to help offset a slowdown in electronics demand in 2009.  The Japanese government announced plans to standardize home-use solar power systems and the company expanded manufacturing capacity to meet growing demand.  Furthermore, commitments in the U.S. and in other parts of the world could stimulate growth in the renewable energy sector, particularly solar.  Sharp’s aim is to minimize resource use, reduce the size and weight of products, and increase the use of recycled materials.  The development of long-lasting, energy-saving, and energy-creating products should help the company maintain competitive advantage.

The information above represents the opinions of Portfolio 21, is subject to change, and any forecasts made cannot be guaranteed.

Portfolio 21 invests in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting standards.  The Fund invests in smaller companies that involve additional risks such as limited liquidity and greater volatility.

The Fund’s environmental policy could cause it to make or avoid investments that could result in the portfolio underperforming similar funds that do not have an environmental policy.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.  Please see the following semi-annual report for the fund’s holdings as of December 31, 2008.

Current and future portfolio holdings are subject to risk.

The MSCI World Equity Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.  The S&P 500 Financials Index is a capitalization-weighted index designed to track the performance of the financial sector of the U.S. economy.  The S&P 500 Materials Index is a capitalization-weighted index that tracks the companies in the material sector as a subset of the S&P 500.  You cannot invest directly in an index.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.  Must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the Fund including investment objectives, risks, charges, and expenses.

The Fund is distributed by Quasar Distributors, LLC. (2/09)

Portfolio 21

PORTFOLIO HOLDINGS BY COUNTRY at December 31, 2008 (unaudited)

	Portfolio Holdings	Percent of Net Assets

Australia	$1,151,396	0.59%
Austria	1,849,504	0.95%
Belgium	988,024	0.51%
Brazil	1,160,322	0.60%
Canada	1,673,973	0.86%
China	140,400	0.07%
Denmark	13,599,725	6.98%
Finland	3,868,800	1.99%
France	7,434,316	3.82%
Germany	10,131,866	5.20%
Hong Kong	873,348	0.45%
Italy	940,733	0.48%
Japan	17,782,671	9.13%
Netherlands	1,311,420	0.67%
Norway	771,430	0.40%
Singapore	312,596	0.16%
Spain	9,445,836	4.85%
Sweden	10,522,646	5.40%
Switzerland	12,436,321	6.39%
United Kingdom	10,829,022	5.56%
United States	84,864,195	43.57%
Venezuela	1,068,395	0.55%
Other Assets in Excess
of Liabilities	1,606,363	0.82%
Total	$194,763,302	100.00%

EXPENSE EXAMPLE for the Six Months Ended December 31, 2008 (unaudited)

As a shareholder of the Portfolio 21 Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees, distribution fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/08 –12/31/08).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent

Portfolio 21

EXPENSE EXAMPLE (unaudited), Continued

charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 60 calendar days after you purchase them. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  Currently, the advisor is paying the IRA annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Portfolio 21

EXPENSE EXAMPLE (unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/01/08	12/31/08	7/1/08 – 12/31/08*
Portfolio 21 Actual	$1,000	$711	$6.47
Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$7.63
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/01/08	12/31/08	7/01/08 –12/31/08**
Portfolio 21 -
Institutional Class Actual	$1,000	$712	$5.18
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$6.11

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.50% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

**
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.20% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Portfolio 21

SCHEDULE OF INVESTMENTS at December 31, 2008 (unaudited)

Shares		Value
COMMON STOCKS: 87.0%
Automobiles & Components: 1.7%
60,000	Denso Corp.
	(Japan)	$1,016,662
131,000	Johnson
	Controls, Inc.
	(United States)	2,378,960
		3,395,622
Banks: 3.0%
285,000	HSBC Holdings PLC
	(United Kingdom)	2,789,351
30,000	Royal Bank
	of Canada
	(Canada) (a)	877,278
370,000	UniCredito Italiano
	SpA (Italy)	940,733
96,000	Westpac Banking
	Corp. (Australia)	1,151,396
		5,758,758
Capital Goods: 9.1%
85,000	ABB Ltd.
	(Switzerland)	1,296,262
60,000	Abengoa SA
	(Spain) (a)	1,011,218
5,500	Acciona SA (Spain)	699,334
68,000	Apogee Enterprises,
	Inc. (United States)	704,480
240,000	Atlas Copco
	AB - Class A
	(Sweden)	2,111,637
36,000	Eaton Corp.
	(United States)	1,789,560
250,000	Hyflux (Singapore)	312,596
45,000	Kurita Water
	Industries Ltd.
	(Japan)	1,216,516
150,000	Mitsubishi Electric
	Corp. (Japan)	940,013
18,000	Schneider Electric
	SA (France)	1,340,167
34,000	Siemens AG -
	Registered Shares
	(Germany)	2,564,978
87,000	Skanska AB -
	Class B
	(Sweden)	892,333
213,300	SKF AB - Class B
	(Sweden)	2,170,566
30,000	Tennant Co.
	(United States)	462,000
37,500	Volvo AB - Class B
	(Sweden)	213,405
		17,725,065
Commercial Services & Supplies: 0.5%
30,000	Fuel-Tech, Inc.
	(United States) (a)	317,700
43,800	Herman Miller, Inc.
	(United States)	570,714
30,000	Interface, Inc. -
	Class A
	(United States)	139,200
		1,027,614
Consumer Durables & Apparel: 3.9%
102,000	Electrolux AB-
	Class B (Sweden)	892,507
66,000	Koninklijke Philips
	Electronics NV -
	ADR (Netherlands)	1,311,420
46,000	Nike, Inc.
	(United States)	2,346,000
225,000	Sharp Corp. (Japan)	1,621,910
35,200	Shimano, Inc.
	(Japan)	1,385,708
		7,557,545
Energy: 1.3%
12,000	Suntech Power
	Holdings Co., Ltd. -
	ADR (a) (China)	140,400
41,900	Vestas Wind
	Systems A/S
	(Denmark) (a)	2,465,680
		2,606,080

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at December 31, 2008 (unaudited), Continued

Shares		Value
Food & Staples Retailing: 1.8%
40,000	Carrefour SA
	(France)	$1,546,176
79,100	United Natural
	Foods, Inc.
	(United States) (a)	1,409,562
57,000	Whole Foods
	Market, Inc.
	(United States)	538,080
		3,493,818
Food Beverage & Tobacco: 0.2%
100,000	Cosan Ltd. (a)
	(Brazil)	346,000
Health Care Equipment & Services: 2.9%
75,000	Baxter International,
	Inc. (United States)	4,019,250
80,000	Olympus Corp.
	(Japan)	1,601,488
		5,620,738
Hotels, Restaurants & Leisure: 0.7%
28,300	Accor SA (France)	1,394,045
Household & Personal Products: 1.4%
60,000	Kao Corp. (Japan)	1,822,521
100,000	Natura Cosmeticos
	(Brazil)	814,322
		2,636,843
Insurance: 2.2%
135,000	Aviva PLC
	(United Kingdom)	764,976
9,000	Muenchener
	Rueckversicherungs
	AG (Germany)	1,378,977
42,000	Swiss Reinsurance
	(Switzerland)	2,056,556
		4,200,509
Materials: 11.0%
20,900	Air Liquide (France)	1,914,008
16,000	Linde AG
	(Germany)	1,360,805
47,000	Novozymes A/S -
	Class B (Denmark)	3,769,494
70,000	Nucor Corp.
	(United States)	3,234,000
50,000	Praxair, Inc.
	(United States)	2,968,000
60,000	Schnitzer Steel
	Industries, Inc.
	(United States)	2,259,000
11,500	Sonoco Products Co.
	(United States)	266,340
342,000	Svenska Cellulosa
	AB - Class B
	(Sweden)	2,969,395
600,000	Teijin Ltd. (Japan)	1,704,311
50,000	Umicore (Belgium)	988,024
		21,433,377
Media: 0.6%
100,000	British Sky
	Broadcasting
	Group PLC
	(United Kingdom)	706,193
69,253	Reed Elsevier PLC
	(United Kingdom)	508,444
		1,214,637
Pharmaceuticals & Biotechnology: 11.2%
42,000	Genentech, Inc. (a)
	(United States)	3,482,220
50,000	H. Lundbeck A/S
	(Denmark)	1,045,718
50,000	Johnson & Johnson
	(United States)	2,991,500
160,000	Novartis AG
	(Switzerland)	8,013,033
27,600	Novo-Nordisk
	A/S - ADR
	(Denmark)	1,418,364
95,000	Novo-Nordisk
	A/S - Class B
	(Denmark)	4,900,469
		21,851,304
Real Estate: 1.7%
75,000	British Land Co. PLC
	(United Kingdom)	600,919

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at December 31, 2008 (unaudited), Continued

Shares		Value
Real Estate (Continued)
39,870	Potlatch Corp.
	(United States)	$1,037,019
115,000	ProLogis
	(United States)	1,597,350
		3,235,288
Retailing: 4.2%
32,000	Hennes & Mauritz
	AB - Class B
	(Sweden)	1,272,803
700,000	Kingfisher PLC
	(United Kingdom)	1,378,949
200,000	Marks & Spencer
	Group PLC
	(United Kingdom)	626,908
275,000	Staples, Inc.
	(United Kingdom)	4,928,000
		8,206,660
Semiconductors & Semiconductor Equipment: 1.8%
115,000	Applied Materials,
	Inc. (United States)	1,164,950
160,000	Intel Corp.
	(United States)	2,345,600
		3,510,550
Software & Services: 4.3%
49,000	Adobe Systems, Inc.
	(United States) (a)	1,043,210
60,000	Autodesk, Inc. (a)
	(United States)	1,179,000
19,000	Google, Inc. (a)
	(United States)	5,845,350
10,000	VMware, Inc. (a)
	(United States)	236,900
		8,304,460
Technology Hardware & Equipment: 10.8%
118,800	Agilent Technologies,
	Inc. (United States) (a)	1,856,844
99,950	Canon, Inc. (Japan)	3,166,874
85,000	Cisco Systems,
	Inc. (a)
	(United States)	1,385,500
92,000	Dell, Inc. (United
	States) (a)	942,080
25,000	Echelon Corp. (a)
	(United States)	203,750
84,000	Ericsson Telephone
	Co. - ADR
	(United States)	656,040
62,300	Hewlett-Packard Co.
	(United States)	2,260,867
46,000	International
	Business
	Machines Corp.
	(United States)	3,871,360
87,000	Netapp, Inc.
	(United States) (a)	1,215,390
248,000	Nokia OYJ - ADR
	(Finland)	3,868,800
7,000	Sunpower Corp. -
	Class A
	(United States) (a)	259,000
70,000	Tandberg ASA
	(Norway)	771,430
78,900	Xerox Corp.
	(United States) (a)	628,833
		21,086,768
Telecommunication Services: 2.1%
3,300	Swisscom AG
	(Switzerland)	1,070,470
135,000	Telefonica SA
	(Spain)	3,047,174
		4,117,644
Transportation: 4.0%
24,000	Canadian Pacific
	Railway Ltd.
	(Canada) (a)	796,695
98,000	Deutsche Post AG
	(Germany)	1,642,923
370	East Japan Railway
	Co. (Japan)	2,812,245
80,000	Mitsui OSK Lines
	Ltd. (Japan)	494,423
375,000	MTR Corp.
	(Hong Kong)	873,348

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at December 31, 2008 (unaudited), Continued

Shares/
Principal Amount		Value
Transportation (Continued)
23,000	National Express
	Group
	(United Kingdom)	$165,389
55,000	TNT (Netherlands)	1,068,395
		7,853,418
Utilities: 6.6%
35,000	EDF Energies
	Nouvelles SA
	(France)	1,239,920
145,000	EDP Renovaveis SA
	(Spain) (a)	1,014,175
375,000	Iberdrola Renovables
	(Spain) (a)	1,634,867
110,000	National Grid PLC
	(United Kingdom)	1,086,960
40,000	Oest Elektrizitats
	(Austria)	1,849,504
24,000	Ormat Technologies,
	Inc. (United States)	764,880
50,000	Portland General
	Electric Co.
	(United States)	973,500
40,000	Red Electrica
	De Espana (Spain)	2,039,068
127,000	Severn Trent PLC
	(United Kingdom)	2,200,933
		12,803,807
TOTAL COMMON STOCKS
(Cost $213,007,274)		169,380,550
PREFERRED STOCK: 1.6%
Household & Personal Products: 1.6%
100,000	Henkel KGaA
	(Germany)	3,184,183
TOTAL PREFERRED STOCK
(Cost $3,312,125)		3,184,183

SHORT-TERM INVESTMENTS: 10.6%
Certificates of Deposit: 1.5%
$314,709	New Resource Bank 2.730%,
	02/19/2009	314,709
300,000	1.780%, 04/23/2009	300,000
500,000	1.780%, 07/23/2009	500,000
	Self-Help
	Credit Union
100,000	3.050%, 08/20/2009	100,000
	Permaculture
	Credit Union
24,536	2.000%, 03/27/2009	24,536
	Shorebank
209,096	2.820%, 02/12/2009	209,096
100,000	2.520%, 02/26/2009	100,000
300,000	2.140%, 03/26/2009	300,000
200,000	2.210%, 04/23/2009	200,000
100,000	2.330%, 05/28/2009	100,000
286,649	2.850%, 08/13/2009	286,649
200,000	2.950%, 10/16/2009	200,000
95,000	2.900%, 11/05/2009	95,000
95,000	3.000%, 01/20/2010	95,000
	Wainwright Bank
100,000	4.360%, 01/18/2009	100,000
		2,924,990
Money Market: 9.1%
17,667,216	Fidelity Money
	Market Portfolio	17,667,216
TOTAL SHORT-TERM INVESTMENTS
(Cost $20,592,206)		20,592,206
TOTAL INVESTMENTS IN SECURITIES: 99.2%
(Cost $236,911,606)		193,156,939
Other Assets in Excess
of Liabilities: 0.8%		1,606,363
TOTAL NET ASSETS: 100.0%		$194,763,302

(a)   Non-income producing security.
ADR American Depository Receipt
GDR Global Depository Receipt

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at December 31, 2008 (unaudited), Continued

Percent of
Country	Net Assets
Australia	0.6%
Austria	0.9%
Belgium	0.5%
Brazil	0.6%
Canada	0.9%
China	0.1%
Denmark	7.0%
Finland	2.0%
France	3.8%
Germany	5.2%
Hong Kong	0.4%
Italy	0.5%
Japan	9.1%
Netherlands	1.2%
Norway	0.4%
Singapore	0.2%
Spain	4.8%
Sweden	5.4%
Switzerland	6.4%
United Kingdom	5.6%
United States	43.6%
Other Assets in Excess
of liabilities	0.8%
100.0%

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2008 (unaudited)

ASSETS
Investments in securities, at value (cost $236,911,606) (Note 2)	$193,156,939
Cash	132,706
Receivables:
Dividends and interest	507,071
Fund shares sold	1,988,661
Other assets	1,375
Prepaid expenses	29,897
Total assets	195,816,649

LIABILITIES
Payables:
Fund shares redeemed	760,583
Investment advisory fees	134,422
Administration fees	16,932
Custody fees	17,068
Transfer agent fees	20,238
Distribution fees	78,353
Chief Compliance Officer fees	975
Other accrued expenses	24,776
Total liabilities	1,053,347
NET ASSETS	$194,763,302

COMPONENTS OF NET ASSETS
Paid-in capital	$251,316,190
Undistributed net investment income	1,301
Accumulated net realized loss on investments
and foreign currency transactions	(12,793,814)
Net unrealized depreciation on investments	(43,754,667)
Net unrealized depreciation of foreign currency and
translation of other assets and liabilities in foreign currency	(5,708)
Net assets	$194,763,302
Retail Class:
Net assets	$132,588,598
Shares issued and outstanding	5,828,862
(Unlimited number of shares authorized without par value)
Net asset value, offering price, and redemption price per share.	$22.75
Institutional Class:
Net assets	$62,174,704
Shares issued and outstanding	2,741,987
(Unlimited number of shares authorized without par value)
Net asset value, offering price, and redemption price per share.	$22.68

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF OPERATIONS For the six months ended December 31, 2008 (unaudited)

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $34,588)	$1,453,750
Interest	428,406
Total investment income	1,882,156

EXPENSES (Note 3)
Investment advisory fees	1,104,993
Distribution fees – Retail Class	186,524
Administration fees	113,609
Custody fees	48,402
Fund accounting fees	46,800
Transfer agent fees	39,720
Reports to shareholders	27,556
Registration fees	21,496
Miscellaneous expenses	10,768
Audit fees	10,097
Trustee fees	6,273
Legal fees	4,373
Chief Compliance Officer fees	3,033
Insurance expense	1,632
Total expenses	1,625,276
Less: fees waived	(5,667)
Net expenses	1,619,609
Net investment income	262,547

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on investments
and foreign currency transactions	(11,492,137)
Change in net unrealized depreciation
on investments and foreign currency	(73,485,969)
Change in net unrealized depreciation
of translation of other assets and
liabilities in foreign currency	(20,247)
Net realized and unrealized loss on
investments and foreign currency transactions	(84,998,353)
Net decrease in net assets
resulting from operations	$(84,735,806)

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Portfolio 21

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31,	Year Ended
	2008	June 30,
	(unaudited)	2008
INCREASE IN NET ASSETS FROM:

OPERATIONS
Net investment income	$262,547	$3,142,608
Net realized gain on investments and
foreign currency transactions	(11,492,137)	(517,771)
Change in net unrealized depreciation
on investments and foreign currency	(73,485,969)	(30,472,999)
Change in net unrealized depreciation
of translation of other assets and
liabilities in foreign currency	(20,247)	9,511
Net decrease in net assets
resulting from operations	(84,735,806)	(27,838,651)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retail Class	(2,090,965)	(1,121,725)
Institutional Class	(1,200,609)	(767,037)
From net realized gain:
Retail Class	(95,765)	(528,240)
Institutional Class	(40,884)	(255,420)
Total distributions to shareholders	(3,428,223)	(2,672,422)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares - Retail Class (a) (b)	9,767,458	24,688,345
Net increase (decrease) in net assets derived
from net change in outstanding shares -
Institutional Class (c)	(177,671)	39,228,884
Total increase in net assets
from capital share transactions	9,589,787	63,917,229
Total increase (decrease) in net assets	(78,574,242)	33,406,156

NET ASSETS
Beginning of period/year	273,337,544	239,931,388
End of period/year	$194,763,302	$273,337,544
Undistributed net investment income	$1,301	$3,030,328

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) Summary of capital share transactions for Retail Class shares is as follows:
	Six Months Ended
	December 31, 2008		Year Ended
	(unaudited)		June 30, 2008
	Shares	Value	Shares	Value
Shares sold	1,094,564	$27,788,014	1,817,410	$63,387,591
Shares issued in reinvestment
of distributions	91,111	2,079,159	44,147	1,606,062
Shares redeemed (b)	(789,717)	(20,099,715)	(1,141,493)	(40,305,308)
Net increase	395,958	$9,767,458	720,064	$24,688,345
(b) Net of redemption fees of $16,045 and $9,801 respectively.
(c) Summary of capital share transactions for Institutional Class shares is as follows:
	Six Months Ended
	December 31, 2008		Year Ended
	(unaudited)		June 30, 2008
	Shares	Shares	Value	Value
Shares sold	1,105,210	$29,110,001	1,187,509	$42,005,129
Shares issued in reinvestment
of distributions	54,240	1,233,422	27,682	1,006,523
Shares redeemed	(1,377,545)	(30,521,094)	(106,582)	(3,782,768)
Net increase (decrease)	(218,095)	$(177,671)	1,108,609	$39,228,884

The accompanying notes are an integral part of these financial statements.

Portfolio 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

Retail Class
	Six Months
	Ended				Period
	December 31,		Year Ended		Ended++
	2008		June 30,		June 30,
	(unaudited)		2008	2007	2006
Net asset value, beginning of period/year	$32.56		$36.54	$29.05	$25.49

INCOME FROM INVESTMENT OPERATIONS:
Net investment gain	0.08		0.34	0.32	0.37
Net realized and unrealized
gain (loss) on investments	(9.50)		(3.98)	7.79	3.41
Total from investment operations	(9.42)		(3.64)	8.11	3.78

LESS DISTRIBUTIONS:
From net investment income	(0.37)		(0.23)	(0.32)	(0.16)
From net realized gain	(0.02)		(0.11)	(0.30)	(0.06)
Total distributions	(0.39)		(0.34)	(0.62)	(0.22)
Paid-in capital from
redemption fees (Note 2)	—	*	— *	— *	—	*
Net asset value, end of period/year	$22.75		$32.56	$36.54	$29.05
Total return	(28.91	)%^	(10.09)%	28.18%	14.88	%^

RATIOs/SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$132.6		$176.9	$172.2	$119.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.51	%+	1.49%	1.57%	1.63	%+
After fees waived and
expenses absorbed	1.50	%+	1.50%	1.50%	1.50	%+

RATIO OF NET INVESTMENT GAIN (LOSS)
TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	0.55	%+	1.13%	0.99%	1.60	%+
After fees waived and
expenses absorbed	0.56	%+	1.12%	1.06%	1.73	%+
Portfolio turnover rate	9	%^	4%	0%	4	%^

*	Less than $.01 per share.
^	Not annualized
+	Annualized
++	On June 20, 2006, the Trust’s Board of Trustees approved a change in the Fund’s fiscal year-end from August 31 to June 30, effective with the ten-month period ending June 30, 2006.

The accompanying notes are an integral part of these financial statements.

Portfolio 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period, Continued

Retail Class — Continued

	Year Ended
	August 31,
	2005	2004	2003
Net asset value, beginning of period/year	$21.64	$19.47	$16.67

INCOME FROM INVESTMENT OPERATIONS:
Net investment gain	0.18	0.08	0.02
Net realized and unrealized
gain (loss) on investments	3.77	2.13	2.79
Total from investment operations	3.95	2.21	2.81

LESS DISTRIBUTIONS:
From net investment income	(0.10)	(0.04)	—
From net realized gain	—	—	(0.02)
Total distributions	(0.10)	(0.04)	(0.02)
Paid-in capital from
redemption fees (Note 2)	— *	— *	0.01
Net asset value, end of period/year	$25.49	$21.64	$19.47
Total return	18.27%	11.36%	16.90%

RATIOs/SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$88.4	$51.5	$22.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.69%	1.90%	2.17%
After fees waived and
expenses absorbed	1.50%	1.50%	1.50%

RATIO OF NET INVESTMENT GAIN (LOSS)
TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	0.71%	0.02%	(0.52)%
After fees waived and
expenses absorbed	0.90%	0.42%	0.15%
Portfolio turnover rate	1%	4%	10%

The accompanying notes are an integral part of these financial statements.

Portfolio 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

Institutional Class

	Six Months
	Ended
	December 31,		Year Ended	Period Ended
	2008		June 30,	June 30,
	(unaudited)		2008	2007*
Net asset value, beginning of period	$32.59		$36.57	$34.44

INCOME FROM INVESTMENT OPERATIONS:
Net investment gain	0.04		0.42	0.16
Net realized and unrealized
gain on investments	(9.43)		(3.96)	1.97
Total from investment operations	(9.39)		(3.54)	2.13

LESS DISTRIBUTIONS:
From net investment income	(0.50)		(0.33)	—
From net realized gain	(0.02)		(0.11)	—
Total distributions	(0.52)		(0.44)	—
Paid-in capital from
redemption fees (Note 2)	—		—	—
Net asset value, end of period	$22.68		$32.59	$36.57
Total return	(28.82	)%^	(9.82)%	6.18	%^

RATIOs/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$62.2		$96.5	$67.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.21	%+	1.19%	1.23	%+
After fees waived and expenses absorbed	1.20	%+	1.20%	1.20	%+

RATIO OF NET INVESTMENT GAIN (LOSS)
TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.61	)%+	1.42%	2.28	%+
After fees waived and expenses absorbed	(0.60	)%+	1.41%	2.31	%+
Portfolio turnover rate	9	%^	4%	0	%^

*	Institutional shares have been offered since March 30, 2007.
^	Not annualized
+	Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2008 (unaudited)

NOTE 1 – ORGANIZATION

Portfolio 21 (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund commenced operations on September 30, 1999.

The Fund offers Retail and Institutional shares.  Institutional shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets

The investment objective of the Fund is to seek long-term growth of capital.  The Fund seeks to achieve its objective by investing primarily in common stocks of domestic and foreign companies of  any size market capitalization that satisfy certain environmental responsibility criteria.

On June 20, 2006 the Trust’s board of trustees approved a change in the Fund’s fiscal year-end from August 31 to June 30, effective with the ten month period ending June 30, 2006.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2008 (unaudited), Continued

Short-term securities that have maturities of less than 60 days, when purchased, are valued at amortized cost, which when combined with accrued interest, approximates market value.

The Fund may invest substantially in securities traded on foreign exchanges (see “Foreign Currency” below).  Investments that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The Trust has selected FT Interactive Data (“FTID”) to provide fair value pricing data with respect to certain security holdings held by certain Funds. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of certain Fund’s securities traded on those foreign exchanges. As of December 31, 2008, the Fund did not hold fair valued securities other than securities fair valued by FTID.

In September 2006, the Financial Accounting Standards Board issued Standard No. 157, “Fair Value Measurements” (“FAS 157”) effective for fiscal years beginning after November 15, 2007. FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more consistent and comparable. The Fund (Portfolio) has adopted FAS 157 effective January 1, 2008. A summary of the fair value hierarchy under FAS 157 is described below:

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2008 (unaudited), Continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities
Level 2 –	Other significant inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008:

	Level 1 - Quoted	Level 2 -	Level 3 -
	prices in active	Significant other	Significant
	markets for	observable	unobservable
Description	identical assets	inputs	inputs
Assets:
Securities	$84,864,195	$108,292,743	$0.00
Total	$84,864,195	$108,292,743	$0.00
Liabilities:
Securities sold short	$0.00	$0.00	$0.00
Total	$0.00	$0.00	$0.00

B.
Foreign Currency.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2008 (unaudited), Continued

withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Under current tax laws, losses after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year.

Effective July 13, 2007, the Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”.  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds include Federal and the state of Massachusetts.  As of December 31, 2008, open Federal and Massachusetts tax years include the tax years ended March 31, 2007 through 2008.  The Funds have no examination in progress.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2008 (unaudited), Continued

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end June 30, 2008.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a first-in, first-out basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2008 (unaudited), Continued

value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
New Accounting Pronouncements.  In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect and entity’s results of operations and financial position.  Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Portfolio 21 Investments, (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Funds.  As compensation for its services, for the six months ended December 31, 2008, the Fund incurred $1,104,993 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.50% for the Retail Class and 1.20% for the Institutional Class of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the six months ended December 31, 2008 the Advisor waived $5,667 in fees for the Fund.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2008 (unaudited), Continued

NOTES TO FINANCIAL STATEMENTS December 31, 2008 (unaudited), Continued

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At December 31, 2008, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $243,179.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
June 30, 2009	$117,068
June 30, 2010	$120,444
June 30, 2012	$ 5,667

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

First $50 million	0.15% of average daily net assets
Next $50 million	0.12% of average daily net assets
Next$50 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets
$30,000 minimum

For the six months ended December 31, 2008 the Fund incurred $113,609 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the six months ended December 31, 2008, the Fund was allocated $3,033 of the Trust’s Chief Compliance Officer fee.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2008 (unaudited), Continued

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares.  The Plan provides that the Fund may pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of Retail shares.  No distribution fees are paid by Institutional shares.  The fee is paid to the Distribution Coordinator as compensation for distribution-related activities, not reimbursement for specific expenses incurred.  For the six months ended December 31, 2008, the Fund incurred $186,524 in distribution fees.

The Fund has entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to Retail Class shares.  Under the Arrangements, the Fund will pay Sub-Transfer Agents, at an annual rate of up to 0.05% of the average daily net assets of Retail shares.  All Arrangements must be approved by the Board of Trustees.  For the six months ended December 31, 2008, the Fund incurred $37,305 in Sub-Transfer Agent fees.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 2008, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $37,261,837 and $18,796,124 respectively.

There were no purchases or sales of long-term U.S. Government securities for the six-months ended December 31, 2008.

The cost basis of investments for federal income tax purposes at December 31, 2008 was as follows:

Cost of investments	$236,911,606
Gross tax unrealized appreciation	21,467,641
Gross tax unrealized depreciation	(65,222,308)
Net tax unrealized depreciation	$(43,754,667)

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2008 (unaudited), Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended December 31, 2008 and the year ended June 30, 2008 was as follows:

	December 31, 2008	June 30,2008
Distributions paid from:
Ordinary income	$3,398,725	$2,171,067
Long-term capital gain	29,498	501,355
	$3,428,223	$2,672,422

As of June 30, 2008, the components of accumulated earnings/(losses) on a tax basis were as follows:

Net unrealized appreciation	$29,745,841
Undistributed ordinary income	3,159,912
Undistributed long-term capital gain	29,430
Total distributable earnings	$3,189,342
Other accumulated gain/(loss)	(1,324,042)
Total accumulated gain/(loss)	$31,611,141

Portfolio 21

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

At a meeting held on August 14, 2008, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement with Portfolio 21 Investments (the “Advisor,”) for another annual term.  At this meeting and at a prior meeting held on June 23, 2008 the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  In this regard the Board considered the Advisor’s experience and expertise investing in companies with a commitment to environmental sustainability.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.	The Fund’s historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the

Portfolio 21

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited), Continued

performance of the Fund on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

The Board noted that the Fund’s performance was good over the longer term and in line with its peer group over the shorter term.  The Board also noted that the Fund was subject to social investment criteria, which may limit its investment opportunities relative to its peer group.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50% for Class R Shares and 1.20% for Class I Shares.  The Trustees noted that the Fund’s advisory fee was in line with its peer group and the total expense ratio was above its peer group median.  The Trustees also noted that the Fund’s contractual advisory fee was in line with the fees charged by the Advisor to its other investment management clients.  In addition, the Trustees noted that a factor in the expense ratio was the recoupment by the Advisor of amounts it had previously paid (either in the form of fee waivers or fund subsidies), and that such recoupment was fair.

4.
Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitations.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in the form of 12b-1 fees paid to the Advisor.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

Portfolio 21

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited), Continued

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Portfolio 21

INFORMATION ABOUT PROXY VOTING (unaudited)

A description of the policies and procedures that Portfolio 21 uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 209-1962. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12- month period ended June 30 is available without charge, upon request, by calling (866) 209-1962 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (unaudited)

Portfolio 21 files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (866) 209-1962.  Furthermore, you will be able to obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those address shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1962 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS

Portfolio 21 is pleased to offer the convenience of viewing shareholder communications, including the fund prospectuses, annual reports, and proxy statements online.  Please go to www.Portfolio21.com for more information or to sign up for this service.

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Advisor
PORTFOLIO 21 INVESTMENTS
721 NW 9th Avenue
Portland, Oregon  97209
(877) 351-4115

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Portfolio 21 – Retail Class
Symbol – PORTX
CUSIP – 742935588

Portfolio 21 – Institutional Class
Symbol – PORIX
CUSIP – 742935356

Item 2. Code of Ethics.

 “Not applicable for semi-annual reports.”

Item 3. Audit Committee Financial Expert.

“Not applicable for semi-annual reports.”

Item 4. Principal Accountant Fees and Services.

 “Not applicable for semi-annual reports.”

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	“Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.”]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. “Incorporated by reference to previous Form N-CSR filing.”

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)     /s/Robert M. Slotky
Robert M. Slotky, President

Date  March 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date  March 5, 2009

By (Signature and Title)      /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  February 19, 2009

* Print the name and title of each signing officer under his or her signature.